--------------------------------------------------------------------------------
MULTI-SECTOR FIXED INCOME
--------------------------------------------------------------------------------

Alliance North
American Government
Income Trust

Semi-Annual Report
May 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 12, 2001

Dear Shareholder:

This report provides the strategy, performance and outlook for Alliance North American Government Income Trust (the "Fund") for the semi-annual reporting period ended May 31, 2001.

Investment Objective and Policies

This open-end fund seeks the highest level of current income, consistent with what we believe to be prudent investment risk that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the U.S.) agencies, instrumentalities or authorities. The Fund also invests significantly in debt securities issued by Argentine government entities.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended May 31, 2001. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures the performance of U.S. bonds in the one- to 10-year maturity range.

INVESTMENT RESULTS*
Periods Ended May 31, 2001

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------

Alliance North American Government Income Trust
   Class A                                                   7.10%     16.99%
--------------------------------------------------------------------------------
   Class B                                                   6.53%     16.11%
--------------------------------------------------------------------------------
   Class C                                                   6.67%     16.26%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                         5.14%     13.12%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate-Term Government Bond Index      4.92%     11.81%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of May 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Credit Index. The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures performance of bonds in the one- to 10-year maturity range. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance North American Government Income Trust.

      Additional investment results appear on pages 6-9.

We are pleased to report to you that the Fund outperformed both the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate-Term Government Bond Index for the six- and 12-month periods under review. The Fund's overall performance was enhanced for both the six- and 12-month periods by our emerging markets holdings, which have outperformed most asset classes. (Neither of the Fund's benchmarks hold emerging market debt.) Our positions in Mexico enhanced performance during the past six months as fundamentals improved and the peso strengthened. Our holding in Argentina also enhanced the Fund's overall performance, despite concerns over the possibility of a debt default. Our government position in Canada detracted from overall performance as Canadian bond returns were anemic on a relative basis.

Market Overview

During the six-month period under review, the global bond market, as measured by the J.P. Morgan Global Government Bond Index (hedged), posted a 3.32% return. The economic slowdown in the U.S. began to impact the global economy. The U.S. economy lost momentum as equity valuation deteriorated and consumer confidence declined, prompting the U.S. Federal Reserve to lower interest rates 275 basis points to 3.75% year to date. U.S. gross domestic product (GDP) growth slowed from 5.2% in the first half of 2000 to 1.6% in the second half of the year. The slow pace of growth continued into the first quarter of 2001 with a revised GDP growth of 1.3%.

For the six-month period, the U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, posted a return of 5.14%. During this time, investors opted for safer, more liquid securities due to turmoil in the equity markets. Among the sectors of the U.S. bond market, investment-grade corporate bonds recorded the strongest performance, at 6.89%, followed by asset-backed securities (ABS), at 6.11%, collateralized mortgage-backed securities, returning 6.01%, and mortgage-backed securities, at 5.22%. The lowest performer, Treasuries, returned 3.34%. During the period, the yield curve steepened as short-term interest rates fell furthest. Shorter-term Treasuries outperformed longer-term Treasuries on a nominal basis as two-year Treasury yields fell 143 basis points from 5.61% to 4.18%, and 30-


--------------------------------------------------------------------------------
2 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

year Treasury yields increased 14 basis points from 5.61% to 5.75%.

The emerging market sector performed well during the period despite a weaker global environment and increased volatility emanating from Turkey and Argentina. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), for the six-month period under review posted a positive return of 8.69%. Most individual country returns were positive during the period with Russia posting the largest gain, 23.83%, as it continued to benefit from economic reforms. Colombia, at 21.12%, was also a top performer. Other individual outperformers in the Latin American region were Ecuador, 15.61%, and Panama, 12.17%. Underperformers for the period included Argentina at 2.74% and Brazil at 3.91%. (All results are for individual country components of the JPM EMBI+.)

During the period, emerging market focus was on Argentina, where concerns that the country would not be able to meet debt payments contributed to market volatility. A $29 billion-plus debt swap in early June far exceeded market expectations, leading to a market rally. Although the debt swap is likely to increase Argentina's overall debt burden, it eases concerns over near-term financing and should provide the credit market stabilization necessary for economic growth. On June 15, Finance Minister Cavallo announced fiscally positive economic measures designed to further improve Argentina's growth prospects.

Throughout the period, Mexican debt rallied on better-than-expected economic news, the government's prepayment of International Monetary Fund (IMF) obligations, and rumors of a possible Standard & Poor's upgrade. Inflows of foreign investment, such as the sizeable Citi-Banamex deal announced in May, and strong revenues from oil combined to strengthen the peso.

The slowdown in Canada's economic growth that began late last year has continued through the first half of 2001. The Bank of Canada lowered interest rates in a series of moves from 5.75% at the beginning of the year to 4.75% by the end of May. Economic growth projections for 2001 were revised down to 2%-3%. The Canadian dollar weakened against the U.S. dollar as global investors sought the safety and liquidity of U.S. financial markets. During this period, the Canadian dollar weakened to approximately $1.55 (CAD), dropping from its high of $1.49
(CAD) in January.

Investment Strategy

The Fund continues to be invested in Mexican, Argentine, Canadian and U.S. government debt. Over the six-month period, we reduced our U.S. government holdings and increased our Canadian position based on widening bond spreads and a cheaper Canadian dollar. We increased our Mexican local currency position and extended duration due to improving fundamentals, a


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

strengthening peso and the likelihood of an S&P upgrade.

Outlook

We are forecasting global growth to be positive, but below its potential non-inflationary rate of growth. Central banks should remain in an easing mode, or at least status quo, as energy-induced inflationary pressures should be transitory. Slowing economic growth, easier monetary policy by the Federal Reserve and a tame inflation outlook have combined to provide a favorable environment for bonds. We expect government bonds to benefit from equity market volatility, declining global interest rates and a positively sloped yield curve.

Fast adjustments on both the monetary and fiscal policy fronts lead us to believe that economic activity in the U.S. reached a trough during the second quarter, and that a modest recovery will commence during the current quarter. While the Federal Reserve currently maintains an easing bias, further interest rate cuts will depend on economic activity over the next few months. We expect the recovery to be very gradual, as the unwinding of the unprecedented wave of corporate overinvestment continues, profitability remains under pressure, and household debt burdens are high. We estimate U.S. growth to be 1.2% for 2001. Interest rates will remain low in this environment, with a positively sloped yield curve.

Emerging market focus is currently on Argentina's political and liquidity crises. In our view, the key policy measures are manageable and close to implementation. Our base case for Argentina is that the politicians grudgingly accept necessary spending cuts and that the government finds a way to replace their current bi-weekly borrowings with a single longer term debt instrument. If these events occur, the government will not have to issue debt for approximately one year. While we think that the U.S. will support Argentina if things deteriorate, they will not commit before necessary. Although all emerging markets have shown an escalation of risk and volatility in response to Argentina, we remain cautiously optimistic on this sector. This is because, compared to earlier periods, there is less leverage in the global financial system and greater economic and financial flexibility due to the implementation of floating exchange rates throughout the world.

Although the slowdown in the U.S. will continue to dampen economic growth in Mexico, we believe the aggressive interest rate cuts in the U.S. and expected tax rebates should begin to stimulate economic activity in the region towards the end of 2001. Even without further fiscal reform, we expect that strong Mexican fundamentals and appropriate policy responses may lead to a ratings upgrade.

After slowing in the first half of 2001, economic growth in Canada is expected to pick up in the second half of the year and to continue to improve in 2002. To ensure growth, the Bank of Canada may follow the Federal Reserve's example and further reduce interest rates in the third quarter.


--------------------------------------------------------------------------------
4 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in Alliance North American Government Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Wayne D. Lyski

Wayne D. Lyski, Portfolio Manager, has over 27 years of investment experience.


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
3/31/92* TO 5/31/01

[The following table was depicted as a mountain chart in the printed material.]

Alliance North American Government Income Trust Class A: $22,237
Lehman Brothers Aggregate Bond Index: $19,384
Lehamn Brothers Intermediate-Term Gov't Bond Index: $18,290

                      Alliance
                   North American                              Lehman Brothers
                     Government          Lehman Brothers      Intermediate-Term
                       Income               Aggregate             Government
                     Trust Fund             Bond Index            Bond Index
--------------------------------------------------------------------------------
3/31/1992              $9,579                $10,000                $10,000
5/31/1992              $9,689                $10,262                $10,240
5/31/1993             $10,846                $11,422                $11,267
5/31/1994             $11,104                $11,504                $11,407
5/31/1995              $9,728                $12,824                $12,443
5/31/1996             $11,690                $13,387                $13,006
5/31/1997             $14,465                $14,500                $13,933
5/31/1998             $16,066                $16,082                $15,127
5/31/1999             $17,121                $16,782                $15,881
5/31/2000             $19,008                $17,136                $16,358
5/31/2001             $22,237                $19,384                $18,290

This chart illustrates the total value of an assumed $10,000 investment in Alliance North American Government Income Trust Class A shares (from 3/31/92 to 5/31/01) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Credit Index.

The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures performance of bonds in the one- to 10-year maturity range.

When comparing Alliance North American Government Income Trust to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance North American Government Income Trust.

* Closest month-end after Fund's Class A share inception date of 3/27/92.


--------------------------------------------------------------------------------
6 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                              [BAR GRAPH OMITTED]

                Alliance North American Government Income Trust-
                            Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                              Alliance North American          Lehman Brothers
                              Government Income Trust       Aggregate Bond Index
--------------------------------------------------------------------------------
      5/31/92*                          1.28%                       2.62%
      5/31/93                          11.89%                      11.30%
      5/31/94                           2.37%                       0.71%
      5/31/95                         -12.39%                      11.48%
      5/31/96                          20.22%                       4.38%
      5/31/97                          23.74%                       8.32%
      5/31/98                          11.06%                      10.91%
      5/31/99                           6.58%                       4.35%
      5/31/00                          11.02%                       2.11%
      5/31/01                          16.99%                      13.12%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Credit Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance North American Government Income Trust.

* The Fund's returns for the period ended 5/31/92 is from the Fund's inception date of 3/27/92 through 5/31/92. The benchmark's return for the period ended 5/31/92 is from 3/31/92 through 5/31/92.


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2001 (unaudited)

INCEPTION DATES               PORTFOLIO STATISTICS

Class A Shares                Net Assets ($mil): $2,320.8
3/27/92
Class B Shares
3/27/92
Class C Shares
5/3/93

COUNTRY BREAKDOWN

  46.0% United States         [PIE CHART OMITTED]
  27.0% Mexico
  17.4% Argentina
   9.6% Canada

All data as of May 31, 2001. The Fund's country breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                 1 Year                  16.99%                      12.07%
                5 Years                  13.72%                      12.75%
        Since Inception*                  9.62%                       9.11%
              SEC Yield**                 8.97%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                 1 Year                  16.11%                      13.11%
                5 Years                  12.83%                      12.83%
        Since Inception*                  8.74%                       8.74%
              SEC Yield**                 8.63%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                 1 Year                  16.26%                      15.26%
                5 Years                  12.86%                      12.86%
        Since Inception*                  8.49%                       8.49%
              SEC Yield**                 8.62%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                                Class A              Class B            Class C
--------------------------------------------------------------------------------
                 1 Year          11.10%               12.12%             14.12%
                5 Years          12.78%               12.88%             12.88%
        Since Inception*          9.16%                9.07%              8.83%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 3/27/92 Class A and Class B; 5/3/93 Class C.

**    SEC yields are for the 30 days ended May 31, 2001.


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2001 (unaudited)

                                                  Principal
                                                     Amount
                                                      (000)        U.S. $ Value
--------------------------------------------------------------------------------

Argentina-19.3%
Government Obligation-19.3%
Republic of Argentina Bocon Pro 1
   Series M1
   2.91%, 4/01/07(a)
   (cost $479,554,187)..................   ARS      626,256      $  448,228,293
                                                                 --------------

Canada-10.7%
Government/Agency
   Obligations-10.7%
Government of Canada
   6.00%, 6/01/11(b)....................   CAD      193,120         126,608,730
   8.00%, 6/01/27(b)....................             49,000          39,852,214
   10.25%, 3/15/14(b)...................             61,650          55,114,378
Quebec Hydro
   Zero coupon, 8/15/20(b)(c)...........            150,000          25,660,512
                                                                 --------------

Total Canadian Securities
   (cost $267,012,149)..................                            247,235,834
                                                                 --------------

Mexico-29.9%
Government/Agency
   Obligations-29.9%
Bankers Acceptances
   Nacional Financiera S.N.C.
   22.00%, 5/20/02(b)(d)................   MXP      986,000         115,651,937
Mexican Bonos-FRN
   12.61%, 7/10/03(b)...................            200,000          21,695,581
   16.87%, 7/31/03(b)...................            180,000          19,567,856
   16.87%, 8/25/05(b)...................            550,000          59,268,576
   17.12%, 10/30/03(b)..................             88,333           9,568,878
Mexican Bonos
   13.50%, 3/02/06(b)...................            466,160          52,541,491
   14.00%, 1/22/04(b)...................            300,000          33,484,131
   14.50%, 5/12/05(b)...................            310,000          35,793,584
   16.00%, 1/23/03(b)...................          1,581,342         180,272,999
Mexican Treasury Bills
   15.20%, 3/20/02(b)(e)................            325,175          32,162,737
   16.95%, 10/04/01(b)(e)...............            148,259          15,513,406
   17.53%, 11/29/01(b)(e)...............            430,681          44,266,405
   17.79%, 1/24/02(b)(e)................            747,145          75,325,905
                                                                 --------------

Total Mexican Securities
   (cost $652,333,437)..................                            695,113,486
                                                                 --------------


--------------------------------------------------------------------------------
10 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                  Principal
                                                     Amount
                                                      (000)        U.S. $ Value
--------------------------------------------------------------------------------

United States-51.0%
Government Obligations-51.0%
U.S. Treasury Bonds
   5.38%, 2/15/31(b)....................   US$       55,000      $   51,940,900
   8.13%, 8/15/19(b)....................            182,000         226,504,460
   8.75%, 8/15/20(b)....................            142,000         187,795,000
   8.88%, 8/15/17(b)....................            155,500         204,239,920
   12.00%, 8/15/13(b)...................             47,250          65,507,872
   12.50%, 8/15/14(b)...................            120,700         176,184,583
   13.25%, 5/15/14(b)...................             54,000          80,865,000
U.S. Treasury Strips
   Zero coupon, 5/15/12(b)..............             28,100          15,085,766
   Zero coupon, 5/15/13(b)..............             42,000          21,094,080
   Zero coupon, 5/15/15(b)..............             32,000          13,929,920
   Zero coupon, 2/15/16(b)..............            260,600         107,690,344
   Zero coupon, 11/15/21(b).............            116,000          33,206,160
                                                                 --------------

Total United States Securities
   (cost $1,153,138,754)................                          1,184,044,005
                                                                 --------------

Total Investments-110.9%
   (cost $2,552,038,527)................                          2,574,621,618
Other assets less liabilities-(10.9)%...                           (253,860,858)
                                                                 --------------

Net Assets-100%.........................                         $2,320,760,760
                                                                 ==============

(a) Securities, or portion thereof, loaned as of May 31, 2001, with an aggregate market value of $1,724,647, and cash collateral received from the counterparty of Salomon Brothers in the amount of $1,740,000.
(b) Securities or a portion thereof, with an aggregate market value of $2,074,738,325 have been segregated to collateralize forward exchange currency contracts.
(c)   Private Placement.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2001, this security amounted to $115,651,937 or 5.0% of net assets.
(e)   Interest rate represents annualized yield to maturity at purchase date.

      Glossary:

      FRN - Floating Rate Note

      See notes to financial statements.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $2,552,038,527) ..    $ 2,574,621,618
Foreign cash, at value (cost $18,300,351) ..................         18,128,630
Interest receivable ........................................         41,697,132
Receivable for investment securities sold ..................         23,085,110
Receivable for capital stock sold ..........................         16,281,593
Other assets ...............................................         34,544,194
                                                                ---------------
Total assets ...............................................      2,708,358,277
                                                                ---------------
Liabilities
Due to custodian ...........................................         25,274,645
Loan payable ...............................................        250,000,000
Payable for investment securities purchased ................         60,705,163
Deposit for securities loaned ..............................         35,128,998
Dividend payable ...........................................          6,230,694
Payable for capital stock redeemed .........................          3,767,654
Unrealized depreciation of forward exchange currency
   contracts ...............................................          2,778,506
Advisory fee payable .......................................          1,398,162
Loan interest payable ......................................            909,157
Distribution fee payable ...................................            433,540
Accrued expenses and other liabilities .....................            970,998
                                                                ---------------
Total liabilities ..........................................        387,597,517
                                                                ---------------
Net Assets .................................................    $ 2,320,760,760
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       301,259
Additional paid-in capital .................................      2,416,901,699
Distributions in excess of net investment income ...........         (4,207,134)
Accumulated net realized loss on investments and foreign
   currency transactions ...................................       (112,169,175)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities .............         19,934,111
                                                                ---------------
                                                                $ 2,320,760,760
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($1,051,189,143 / 136,703,335 shares of capital
   stock issued and outstanding) ...........................              $7.69
Sales charge--4.25% of public offering price ...............                .34
                                                                          -----
Maximum offering price .....................................              $8.03
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($954,069,760 / 123,665,861 shares of capital stock
   issued and outstanding) .................................              $7.71
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($315,501,857 / 40,890,556 shares of capital stock
   issued and outstanding) .................................              $7.72
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2001 (unaudited)

Investment Income
Interest ....................................                     $ 134,721,100
Expenses
Advisory fee ................................     $ 7,953,410
Distribution fee - Class A ..................       1,514,034
Distribution fee - Class B ..................       4,483,475
Distribution fee - Class C ..................       1,459,185
Transfer agency .............................       1,163,756
Custodian ...................................         893,630
Printing ....................................         180,140
Audit and legal .............................          70,604
Administrative ..............................          67,846
Registration ................................          44,756
Directors' fees .............................          15,008
Miscellaneous ...............................          29,642
                                                  -----------
Total expenses before interest ..............      17,875,486
Interest expense ............................       9,976,055
                                                  -----------
Total expenses ..............................                        27,851,541
                                                                  -------------
Net investment income .......................                       106,869,559
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions .............................                        18,410,300
Net realized loss on foreign currency
   transactions .............................                        (2,165,497)
Net change in unrealized
   appreciation / depreciation of:
   Investments ..............................                        20,650,840
   Foreign currency denominated assets
   and liabilities ..........................                        (2,254,951)
                                                                  -------------
Net gain on investments .....................                        34,640,692
                                                                  -------------
Net Increase in Net Assets from
   Operations ...............................                     $ 141,510,251
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended      Year Ended
                                               May 31, 2001       November 30,
                                                (unaudited)           2000
                                             ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income .....................  $   106,869,559    $   192,591,231
Net realized gain (loss) on investments and
   foreign currency transactions ..........       16,244,803        (57,945,791)
Net change in unrealized appreciation /
   depreciation of investments and foreign
   currency denominated assets and
   liabilities ............................       18,395,889        152,122,376
                                             ---------------    ---------------
Net increase in net assets from operations       141,510,251        286,767,816
Dividends and Distributions
   to Shareholders from:
Net investment income
   Class A ................................      (50,386,918)       (57,820,421)
   Class B ................................      (41,557,290)       (54,802,485)
   Class C ................................      (13,543,703)       (16,110,191)
Tax return of captial
   Class A ................................               -0-       (37,728,977)
   Class B ................................               -0-       (35,712,283)
   Class C ................................               -0-       (10,587,641)
Capital Stock Transactions
Net increase (decrease) ...................      211,627,152         (1,453,910)
                                             ---------------    ---------------
Total increase ............................      247,649,492         72,551,908
Net Assets
Beginning of period .......................    2,073,111,268      2,000,559,360
                                             ---------------    ---------------
End of period .............................  $ 2,320,760,760    $ 2,073,111,268
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Six Months Ended May 31, 2001 (unaudited)

Increase (Decrease) in Cash from:
Operating Activities:
Interest received ..........................   $    78,333,421
Interest paid ..............................       (13,342,160)
Operating expenses paid ....................       (17,828,901)
                                               ---------------
Net increase in cash from operating
   activities ..............................                      $  47,162,360
Investing Activities:
Proceeds from sale of short-term portfolio
   investments, net ........................        22,257,157
Purchases of long-term portfolio
   investments .............................    (3,593,954,755)
Proceeds from disposition of long-term
   portfolio investments ...................     3,260,526,568
                                               ---------------
Net decrease in cash from investing
   activities ..............................                       (311,171,030)
Financing Activities*:
Subscriptions of capital stock, net ........       210,541,936
Cash dividends paid ........................      (104,831,578)
Due to custodian ...........................        25,274,645
                                               ---------------
Net increase in cash from financing
   activities ..............................                        130,985,003
Effect of exchange rate on cash ............                        133,023,667
                                                                  -------------
Net decrease in cash .......................                                 -0-
Cash at beginning of period ................                                 -0-
                                                                  -------------
Cash at end of period ......................                      $          -0-
                                                                  =============

--------------------------------------------------------------------------------

Reconciliation of Net Increase in Net
Assets From Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from
   operations ..............................                      $ 141,510,251
Adjustments:
Increase in interest receivable ............   $    (5,693,326)
Net realized gain on investment transactions       (18,410,300)
Net change in unrealized appreciation /
   depreciation ............................       (18,395,889)
Accretion of bond discount .................       (50,694,353)
Increase in accrued expenses and other
   liabilities .............................        (3,319,520)
Net realized loss on foreign currency
   transactions ............................         2,165,497
                                                                    (94,347,891)
                                                                  -------------
Net increase in cash from operating
   activities ..............................                      $  47,162,360
                                                                  =============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance North American Government Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments


--------------------------------------------------------------------------------
16 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net realized gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change in Accounting Principles

In November 2000, the American


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $67,846 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $797,050 for the six months ended May 31, 2001.

For the six months ended May 31, 2001, the Fund's expenses were reduced by $24,811 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $172,129 from the sale of Class A shares and $3,705, $879,067 and $58,701 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2001.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and


--------------------------------------------------------------------------------
18 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $37,794,413 and $6,426,553 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $424,866,962 and $84,418,711, respectively, for the six months ended May 31, 2001. There were purchases of $3,016,998,147 and sales of $3,098,333,691 of U.S. government and government agency obligations for the six months ended May 31, 2001.

At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $78,712,138 and gross unrealized depreciation of investments was $56,129,047 resulting in net unrealized appreciation of $22,583,091 excluding foreign currency transactions.

At November 30, 2000, the Fund had a capital loss carryforward totaling $106,644,232 of which $42,670,032 expires in the year 2003, $39,497,109 expires in the year 2004 and $24,477,091 in the year 2008.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting pur poses as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure of the Fund in that particular currency contract.

At May 31, 2001, the Fund had outstanding forward exchange currency contracts, as follows:

                                            U.S. $
                            Contract      Value on        U.S. $     Unrealized
                              Amount   Origination       Current   Appreciation
                               (000)          Date         Value  (Depreciation)
                           ----------------------------------------------------
Forward Exchange Currency
   Buy Contracts
Mexican Peso,
   settling 6/07/01 -
   6/18/01                   606,934  $ 65,660,531  $ 66,101,189  $     440,658
Forward Exchange Currency
   Sale Contracts
Mexican Peso,
   settling 6/07/01 -
   7/25/01                 2,091,576   222,942,340   226,161,504     (3,219,164)
                                                                  -------------
                                                                  $  (2,778,506)
                                                                  =============

NOTE E

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 4, 1998. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the six months ended May 31, 2001 was $250,000,000 with a related weighted average interest rate at period end of 6.70% and a weighted average annualized interest rate of 6.58%. The $250,000,000 balance will mature on June 1, 2001. Interest payments on current borrowings are based on the European Euro margin plus the applicable European Euro rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the six months ended May 31, 2001, the maximum amount of security lending agreements outstanding was $100,312,500, the average amount outstanding was approximately $19,510,306, and the daily weighted average interest rate was 4.61%.


--------------------------------------------------------------------------------
20 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of May 31, 2001, the Fund had entered into the following security lending agreement:

    Amount            Counterparty          Interest Rate          Maturity
===============   =====================   =================   ==================
  $33,343,750       Greenwich Capital           3.90%           June 13, 2001
  $ 1,740,000       Salomon Brothers            2.50%           May 31, 2001

NOTE G

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                    --------------------------------   ---------------------------------
                                 Shares                             Amount
                    --------------------------------   ---------------------------------
                    Six Months Ended      Year Ended   Six Months Ended       Year Ended
                        May 31, 2001    November 30,       May 31, 2001     November 30,
                         (unaudited)            2000        (unaudited)             2000
                    --------------------------------------------------------------------
Class A
Shares sold               21,818,884     27,173,548      $  167,043,968   $  203,039,263
----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends               2,721,310       4,717,575         20,771,196       35,044,255
----------------------------------------------------------------------------------------
Shares converted
   from Class B            3,509,506      28,799,137         26,897,591      213,456,456
----------------------------------------------------------------------------------------
Shares redeemed          (20,970,878)    (31,395,919)      (159,657,317)    (233,829,130)
----------------------------------------------------------------------------------------
Net increase               7,078,822      29,294,341     $   55,055,438   $  217,710,844
========================================================================================


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                    --------------------------------   ---------------------------------
                                 Shares                             Amount
                    --------------------------------   ---------------------------------
                    Six Months Ended      Year Ended   Six Months Ended       Year Ended
                        May 31, 2001    November 30,       May 31, 2001     November 30,
                         (unaudited)            2000        (unaudited)             2000
                    --------------------------------------------------------------------
Class B
Shares sold               29,381,151      24,615,155     $  226,090,343   $  183,894,476
----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends               1,976,478       3,984,651         15,133,046       29,662,808
----------------------------------------------------------------------------------------
Shares converted
   to Class A             (3,497,701)    (28,714,001)       (26,897,591)    (213,456,456)
----------------------------------------------------------------------------------------
Shares redeemed          (13,190,265)    (29,305,143)      (100,957,004)    (218,686,530)
----------------------------------------------------------------------------------------
Net increase
   (decrease)             14,669,663     (29,419,338)    $  113,368,794   $ (218,585,702)
========================================================================================

Class C
Shares sold                9,085,812       7,699,312     $   69,905,096   $   57,556,743
----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                 872,442       1,643,461          6,680,070       12,245,224
----------------------------------------------------------------------------------------
Shares redeemed           (4,369,342)     (9,441,819)       (33,382,246)     (70,381,019)
----------------------------------------------------------------------------------------
Net increase
   (decrease)              5,588,912         (99,046)    $   43,202,920   $     (579,052)
========================================================================================

NOTE H

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


--------------------------------------------------------------------------------
22 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     ---------------------------------------------------------------------------
                                                                        Class A
                                     ---------------------------------------------------------------------------
                                       Six Months
                                            Ended                       Year Ended November 30,
                                     May 31, 2001       --------------------------------------------------------
                                      (unaudited)           2000        1999        1998        1997        1996
                                      --------------------------------------------------------------------------
Net asset value,
  beginning of period ...........      $     7.55       $   7.28    $   7.59    $   8.02    $   8.01    $   6.75
                                      --------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ........             .39            .75         .87         .87        1.03        1.09
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................             .13            .34        (.25)       (.33)       (.05)       1.14
                                      --------------------------------------------------------------------------
Net increase in net asset
  value from operations .........             .52           1.09         .62         .54         .98        2.23
                                      --------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............            (.38)          (.49)       (.64)       (.87)       (.97)       (.75)
Distributions in excess of net
  investment income .............              -0-            -0-       (.11)       (.07)         -0-         -0-
Tax return of capital ...........              -0-          (.33)       (.18)       (.03)         -0-       (.22)
                                      --------------------------------------------------------------------------
Total dividends and distributions            (.38)          (.82)       (.93)       (.97)       (.97)       (.97)
                                      --------------------------------------------------------------------------
Net asset value, end of period ..      $     7.69       $   7.55    $   7.28    $   7.59    $   8.02    $   8.01
                                      ==========================================================================
Total Return
Total investment return based
  on net asset value(b) .........            7.10%         15.80%       8.56%       7.14%      12.85%      35.22%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............      $1,051,189       $979,126    $730,468    $740,066    $511,749    $385,784
Ratio of expenses to average
  net assets ....................            2.16%(c)       2.26%       2.09%       2.04%       2.15%       2.34%
Ratio of expenses to average
  net assets excluding
  interest expense(d) ...........            1.24%(c)       1.33%       1.38%       1.36%       1.38%       1.41%
Ratio of net investment income
  to average net assets .........           10.12%(c)      10.03%      11.72%      11.17%      12.78%      14.82%
Portfolio turnover rate .........             267%           234%        158%        175%        118%        166%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   -----------------------------------------------------------------------------------
                                                                            Class B
                                   -----------------------------------------------------------------------------------
                                     Six Months
                                          Ended                         Year Ended November 30,
                                   May 31, 2001       ----------------------------------------------------------------
                                    (unaudited)           2000          1999          1998          1997          1996
                                    ----------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........      $   7.58       $   7.31    $     7.61    $     8.02    $     8.01    $     6.75
                                    ----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ........           .36            .69           .81           .81           .98          1.04
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................           .13            .36          (.25)         (.32)         (.07)         1.12
                                    ----------------------------------------------------------------------------------
Net increase in net asset
  value from operations .........           .49           1.05           .56           .49           .91          2.16
                                    ----------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............          (.36)          (.48)         (.59)         (.81)         (.90)         (.69)
Distributions in excess of net
  investment income .............            -0-            -0-         (.10)         (.06)           -0-           -0-
Tax return of capital ...........            -0-          (.30)         (.17)         (.03)           -0-         (.21)
                                    ----------------------------------------------------------------------------------
Total dividends and distributions          (.36)          (.78)         (.86)         (.90)         (.90)         (.90)
                                    ----------------------------------------------------------------------------------
Net asset value, end of period ..      $   7.71       $   7.58    $     7.31    $     7.61    $     8.02    $     8.01
                                    ==================================================================================
Total Return
Total investment return based
  on net asset value(b) .........          6.53%         14.99%         7.79%         6.46%        11.88%        33.96%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............      $954,070       $826,340    $1,011,395    $1,300,519    $1,378,407    $1,329,719
Ratio of expenses to average
  net assets ....................          2.86%(c)       2.93%         2.78%         2.75%         2.86%         3.05%
Ratio of expenses to average
  net assets excluding
  interest expense(d) ...........          1.95%(c)       2.03%         2.08%         2.07%         2.09%         2.12%
Ratio of net investment income
  to average net assets .........          9.39%(c)       9.37%        10.97%        10.44%        12.15%        14.20%
Portfolio turnover rate .........           267%           234%          158%          175%          118%          166%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     -------------------------------------------------------------------------
                                                                       Class C
                                     -------------------------------------------------------------------------
                                       Six Months
                                            Ended                     Year Ended November 30,
                                     May 31, 2001     --------------------------------------------------------
                                      (unaudited)         2000        1999        1998        1997        1996
                                      ------------------------------------------------------------------------
Net asset value,
  beginning of period ...........      $   7.58       $   7.31    $   7.61    $   8.02    $   8.01    $   6.75
                                      ------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ........           .36            .70         .81         .82         .98        1.05

Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................           .14            .35        (.25)       (.33)       (.07)       1.11
                                      ------------------------------------------------------------------------
Net increase in net asset
  value from operations .........           .50           1.05         .56         .49         .91        2.16
                                      ------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............          (.36)          (.47)       (.59)       (.82)       (.90)       (.69)
Distributions in excess of net
  investment income .............            -0-            -0-       (.10)       (.05)         -0-         -0-
Tax return of capital ...........            -0-          (.31)       (.17)       (.03)         -0-       (.21)
                                      ------------------------------------------------------------------------
Total dividends and distributions          (.36)          (.78)       (.86)       (.90)       (.90)       (.90)
                                      ------------------------------------------------------------------------
Net asset value, end of period ..      $   7.72       $   7.58    $   7.31    $   7.61    $   8.02    $   8.01
                                      ========================================================================
Total Return
Total investment return based
  on net asset value(b) .........          6.67%         14.99%       7.79%       6.46%      11.88%      33.96%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............      $315,502       $267,646    $258,696    $276,073    $283,483    $250,676
Ratio of expenses to average
  net assets ....................          2.85%(c)       2.95%       2.78%       2.74%       2.85%       3.04%
Ratio of expenses to average
  net assets excluding
  interest expense(d) ...........          1.95%(c)       2.03%       2.08%       2.06%       2.08%       2.12%
Ratio of net investment income
  to average net assets .........          9.40%(c)       9.35%      10.98%      10.45%      12.14%      14.22%
Portfolio turnover rate .........           267%           234%        158%        175%        118%        166%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d)   Net of interest expense of .91%, .93%, .70%, .68%, .77% and .93%
      respectively, on loan agreement. (See Note E).


--------------------------------------------------------------------------------
26 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

common stock

A type of security that represents ownership in a public company.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the countryis economic state.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

mortgage-related security

A security representing an interest in a pool of mortgage loans made to homeowners. In a mortgage-related security, an issuer's obligation to repay principal or pay interest on the security is secured by a large pool of mortgages or mortgage-backed securities. To create a mortgage-related security, an issuer (such as the government or a private company) will "package" or assemble a large number of mortgage loans and issue securities which represent an interest in the income generated by the payments on these mortgages.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
28 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

Alliance North American Government Income Trust

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

NAGSR501